AIT VISION U.S. EQUITY PORTFOLIO

PROSPECTUS                                                       March 1, 1997

                         311 Park Place Blvd., Suite 250
                            Clearwater, Florida 34619

               For Information, Shareholder Services and Requests:
                                 (800) 507-9922

         AIT Vision U.S. Equity Portfolio (the "Fund") is a mutual fund whose investment objective is to provide long term growth of capital. The Fund's Adviser, Advanced Investment Technology, Inc., intends the Fund to be a core equity investment vehicle. Characteristics of individual companies considered by the Adviser in the securities selection process will include traditional growth as well as fundamental value measures, among others. The process of evaluating securities is quantitatively rigorous, using state of the art advanced computational techniques developed by the Adviser.

          The Fund is one of the mutual funds comprising AmeriPrime Funds, an open-end management investment company, and is distributed by AmeriPrime Financial Securities, Inc.

         It is anticipated that a controlling interest in the Adviser will be sold on or about November 3, 1997 to State Street Global Advisors, an investment management division of State Street Bank and Trust Company. The sale will result in the automatic termination of the management agreement between the Fund and the Adviser. A meeting of the shareholders of the Fund will be held to seek approval of a new management agreement between the Fund and the Adviser in order that the Adviser may continue in its capacity as adviser to the Fund. If the sale is completed prior to the shareholder meeting, it is anticipated that the Adviser will continue as the Fund's adviser, without compensation, until a management agreement is approved. Other than its effective and termination dates, the current management agreement and the new management agreement will be identical.

         This Prospectus provides the information a prospective investor ought to know before investing and should be retained for future reference. A Statement of Additional Information has been filed with the Securities and Exchange Commission (the "SEC") dated March 1, 1997, which is incorporated herein by reference and can be obtained without charge by calling the Fund at the phone number listed above. The SEC maintains a Web Site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. ASA029F4-103197-03

                            SUMMARY OF FUND EXPENSES

         The tables below are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund. The expense information is based on operating expenses incurred during the most recent fiscal year. The expenses are expressed as a percentage of average net assets. The Example should not be considered a representation of future Fund performance or expenses, both of which may vary.

         Shareholders should be aware that the Fund is a no-load fund and, accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of the Fund. In addition, the Fund does not have a 12b-1 Plan. Unlike most other mutual funds, the Fund does not pay directly for transfer agency, pricing, custodial, auditing or legal services, nor does it pay directly any general administrative or other significant operating expenses. The Adviser pays all of the expenses of the Fund except brokerage, taxes, interest, fees and expenses of non-interested person trustees and extraordinary expenses.

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases
  (as a percentage of offering price).......................................NONE
Sales Load Imposed on Reinvested Dividends..................................NONE
Deferred Sales Load.........................................................NONE
Redemption Fees.............................................................NONE
Exchange Fees...............................................................NONE

Annual Fund Operating Expenses (as a percentage of average net assets)1

Management Fees........................................................... 0.70%
12b-1 Charges...............................................................NONE
Other Expenses2 (after reimbursement)......................................0.00%
Total Fund Operating Expenses2 (after reimbursement).......................0.70%

1 The Fund's total operating expenses are equal to the management fee paid to the Adviser because the Adviser pays all of the Fund's general administrative and significant operating expenses (except as described in footnote 2).

2 The Adviser has agreed to reimburse other expenses for the fiscal year ending October 31, 1997 to the extent necessary to maintain total operating expenses as indicated. For the period ended October 31, 1996, other expenses (fees and expenses of the trustees who are not "interested persons" as defined in the Investment Company Act) were 0.95% of average net assets and total fund operating expenses were 1.65% of average net assets.

The tables above are provided to assist an investor in understanding the direct and indirect expenses that an investor may incur as a shareholder in the Fund.



                                                     - 2 -

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Example

You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                1 Year             3 Years           5 Years           10 Years
                ------             -------           -------           --------

                 $7                  $22               $38               $86

                              FINANCIAL HIGHLIGHTS

         The following condensed supplementary financial information for the period November 6, 1995 (commencement of operations) through October 31, 1996, is derived from the audited financial statements of the Fund. The financial statements of the Fund have been audited by McCurdy & Associates CPA's, Inc., independent public accountants, and are included in the Fund's Annual Report. The Annual Report contains additional performance information and is available upon request and without charge.

               For a share outstanding throughout the period from
                  November 6, 1995 (Commencement of Operations)
                            through October 31, 1996

         Net asset value-beginning of period............................ $10.00
                                                                         ------

         Income from investment operations:
         Net investment income/(loss)       .............................  (.07)
         Net gain/(loss) on investments both realized and unrealized.....  2.69
                                                                           ----

         Total from investment operations................................. 2.62
                                                                           ----

         Less distributions:
         Dividends from net investment income.............................    0
         Dividends from capital gains       ..............................    0
                                                                             --

         Net asset value-end of period      ........................      $12.62
                                                                          ======

         Total Return**...................................................31.03%

         Ratio/supplemental data:
         Net assets, end of period (in 000's)........................        627
         Ratio of expenses to average net assets**................         1.87%
         Ratio of net investment income to average net assets**...........(.70)%
         Portfolio turnover rate......................................   238.63%
         Average Commission rate paid......................................0.471

         ** Annualized, for the period from December 28, 1995 (Commencement of Fund's investment objective) to October 31, 1996.






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                                    THE FUND

         AIT Vision U.S. Equity Portfolio (the "Fund") was organized as a series of AmeriPrime Funds, an Ohio business trust (the "Trust") on August 8, 1995, and commenced operations on November 6, 1995. This prospectus offers shares of the Fund and each share represents an undivided, proportionate interest in the Fund. The investment adviser to the Fund is Advanced Investment Technology, Inc. (the "Adviser").

                       INVESTMENT OBJECTIVE AND STRATEGIES

         The investment objective of the Fund is to provide long term growth of capital. The Adviser will utilize computer technology and financial databases to assist in the stock selection process. Characteristics of individual companies considered in the securities selection process will include traditional growth as well as fundamental value measures, among others. The process of evaluating securities is quantitatively rigorous, using state of the art advanced computational techniques developed by the Adviser. The Fund is designed by its Adviser to be a core equity investment vehicle.

         Under normal circumstances, at least 65% of the total assets of the Fund will be invested in U.S. equity securities. The Adviser generally intends to stay fully invested (subject to liquidity requirements and defensive purposes) in common stock and seeks to limit investment risk and diversify the Fund's portfolio by investing in companies in all capitalization ranges. Most equity securities in the Fund's portfolio are listed on a major stock exchange or traded over-the-counter. The Fund may also invest in fixed income securities (including repurchase agreements); may write covered call options on common stocks in the Fund's portfolio; may purchase call options; and may engage in short sales (if the Fund owns or has the right to obtain an equal amount of the security being sold). See "Investment Policies and Techniques and Risk
Considerations" for a more detailed discussion of the Fund's investment practices.

         For temporary defensive purposes under abnormal market or economic conditions, the Fund may invest all or a portion of its assets in money market instruments (including U.S. Treasury bills), securities of no-load registered investment companies and repurchase agreements fully collateralized by U.S. government obligations. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies. If the Fund acquires securities of another investment company, the shareholders of the Fund will be subject to additional management fees.

         As all investment securities are subject to inherent market risks and fluctuations in value due to earnings, economic and political conditions and other factors, the Fund cannot give any assurance that its investment objective will be achieved. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. See "Investment Policies and Techniques and Risk Considerations" for a more detailed discussion of the Fund's investment practices.

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                            HOW TO INVEST IN THE FUND

         Shares of the Fund are sold on a continuous basis, and you may invest any amount you choose, as often as you wish, subject to a minimum initial investment of $5,000 ($2,000 for retirement accounts).

Initial Purchase

         By Mail - You may purchase shares of the Fund by completing and signing the investment application form which accompanies this Prospectus and mailing it, in proper form, together with a check (subject to the above minimum amounts) made payable to AIT Vision U.S. Equity Portfolio, and sent by mail or overnight delivery to:

                  AIT Vision U.S. Equity Portfolio
                  c/o American Data Services, Inc.
                  24 West Carver Street, 2nd Floor
                  Huntington, New York  11743

Your purchase of shares of the Fund will be effected at the next share price calculated after receipt of your investment.

         By Wire - You may also purchase shares of the Fund by wiring federal funds from your bank, which may charge you a fee for doing so. If money is to be wired, you must call the Transfer Agent at (800) 507-9922 to set up your account and obtain an account number. You should be prepared at that time to provide the information on the application. Then, you should provide your bank with the following information for purposes of wiring your investment:

                           Star Bank, N.A. Cinti/Trust
                           ABA #0420-0001-3
                           Attn:  AIT Vision U.S. Equity Portfolio
                           D.D.A. # 483889770
                           Account Name _________________ (write in shareholder name) For the Account # ______________ (write in account number)

         You are required to mail a signed application to the Custodian at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Fund and the Custodian and Transfer Agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Fund or the Transfer Agent. There is presently no fee for the receipt of wired funds, but the right to charge shareholders for this service is reserved by the Fund.

Additional Investments

         You may purchase additional shares of the Fund at any time (subject to minimum investment requirements) by mail, wire, or automatic investment. Each additional mail purchase request must contain your name, the name of your account(s), your account number(s), and the name of the Fund. Checks should be made payable to AIT Vision U.S. Equity Portfolio and should be sent to the address listed above.
A bank wire should be sent as outlined above.

Tax Sheltered Retirement Plans

         Since the Fund is oriented to longer term investments, shares of the Fund may be an appropriate investment medium for tax sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions
(SEPs); 401(k) plans; qualified corporate pension and profit sharing plans (for employees); tax deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Transfer Agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Consultation with an attorney or tax adviser regarding these plans is advisable. Custodial fees for an IRA will be paid by the shareholder by redemption of sufficient shares of the Fund from the IRA unless the fees are paid directly to the IRA custodian. You can obtain information about the IRA custodial fees from the Transfer Agent.

Other Purchase Information

         Dividends begin to accrue after you become a shareholder. The Fund does not issue share certificates. All shares are held in non-certificate form registered on the books of the Fund and the Fund's Transfer Agent for the account of the shareholder. The rights to limit the amount of purchases and to refuse to sell to any person are reserved by the Fund. If your check or wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a shareholder, the Fund can redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Fund.

                              HOW TO REDEEM SHARES

         All redemptions will be made at the net asset value determined after the redemption request has been received by the Transfer Agent in proper order. Shareholders may receive redemption payments in the form of a check or federal wire transfer. The proceeds of the redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund's securities at the time of your redemption. A broker may charge a transaction fee for the redemption. Presently, there is no charge for wire redemptions; however, the Fund reserves the right to charge for this service. Any charges for wire redemptions will be deducted from the shareholder's Fund account by redemption of shares.

         By Mail - You may redeem any part of your account in the Fund at no charge by mail. Your request should be addressed to:

                                   AIT Vision U.S. Equity Portfolio
                                   c/o American Data Services, Inc.
                                   24 W. Carver Street
                                   Huntington, New York  11743

         "Proper order" means your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address and the dollar amount or number of shares you wish to redeem. This request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. For all redemptions, the Fund requires that signatures be guaranteed by a bank or member firm of a national securities exchange. Signature guarantees are for the protection of shareholders. At the discretion of the Fund or American Data Services, Inc., a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

         By Telephone - You may redeem any part of your account in the Fund by calling the Transfer Agent at (800) 507-9922. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Fund, the Transfer Agent and the Custodian are not liable for following redemption or exchange instructions communicated by telephone that they reasonably believe to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

         The telephone redemption and exchange procedures may be terminated at any time by the Fund or the Transfer Agent. During periods of extreme market activity it is possible that shareholders may encounter some difficulty in telephoning the Fund, although neither the Fund nor the Transfer Agent has ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Fund by telephone, you may request a redemption or exchange by mail.

         Additional Information - If you are not certain of the requirements for a redemption please call the Transfer Agent at (800) 507-9922. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment dates.

         Because the Fund incurs certain fixed costs in maintaining shareholder accounts, the Fund reserves the right to require any shareholder to redeem all of his or her shares in the Fund on 30 days' written notice if the value of his or her shares in the Fund is less than $5,000 due to redemption, or such other minimum amount as the Fund may determine from time to time. An involuntary redemption constitutes a sale. You should consult your tax adviser concerning the tax consequences of involuntary redemptions. A shareholder may increase the value of his or her shares in the Fund to the minimum amount within the 30 day period. Each share of the Fund is subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of the Fund.

                             SHARE PRICE CALCULATION

         The value of an individual share in the Fund (the net asset value) is calculated by dividing the total value of the Fund's investments and other assets (including accrued income), less any liabilities (including estimated accrued expenses), by the number of shares outstanding, rounded to the nearest cent. Net asset value per share is determined as of the close of the New York Stock Exchange (4:00 p.m., Eastern time) on each day that the exchange is open for business, and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The net asset value per share of the Fund will fluctuate.

         Securities which are traded on any exchange or on the NASDAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a security is valued at its last bid price except when, in the Adviser's opinion, the last bid price does not accurately reflect the current value of the security. All other securities for which over-the-counter market quotations are readily available are valued at their last bid price. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, subject to review of the Board of Trustees of the Trust.

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         Fixed  income   securities   generally   are  valued  by  using  market
quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing
techniques   based  on  yield  spreads   relating  to  securities  with  similar
characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

                           DIVIDENDS AND DISTRIBUTIONS

         The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis, and intends to distribute its net long term capital gains and its net short term capital gains at least once a year.

         Income dividends and capital gain distributions are automatically reinvested in additional shares at the net asset value per share on the distribution date. An election to receive a cash payment of dividends and/or capital gain distributions may be made in the application to purchase shares or by separate written notice to the Transfer Agent. Shareholders will receive a confirmation statement reflecting the payment and reinvestment of dividends and summarizing all other transactions. If cash payment is requested, a check normally will be mailed within five business days after the payable date. If you withdraw your entire account, all dividends accrued to the time of withdrawal, including the day of withdrawal, will be paid at that time. You may elect to have distributions on shares held in IRAs and 403(b) plans paid in cash only if you are 59 1/2 years old or permanently and totally disabled or if you otherwise qualify under the applicable plan.

                                      TAXES

         The Fund intends to qualify each year as a "regulated investment company" under the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains.

         For federal income tax purposes, dividends paid by the Fund from ordinary income are taxable to shareholders as ordinary income, but may be eligible in part for the dividends received deduction for corporations. Pursuant to the Tax Reform Act of 1986 (the "Tax Reform Act"), all distributions of net short-term capital gains to individuals are taxed at the same rate as ordinary income. All distributions of net capital gains to corporations are taxed at regular corporate rates. Any distributions designated as being made from net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of the shareholder.

         The Fund will mail to each shareholder after the close of the calendar year a statement setting forth the federal income tax status of distributions made during the year. Dividends and capital gains distributions may also be subject to state and local taxes. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions and withdrawals from the Fund.

         On the application or other appropriate form, the Fund will request the shareholder's certified taxpayer identification number (social security number for individuals) and a certification that the shareholder is not subject to backup withholding. Unless the shareholder provides this information, the Fund will be required to withhold and remit to the U.S. Treasury 31% of the dividends, distributions and redemption proceeds payable to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.

                              OPERATION OF THE FUND

         The Fund is a diversified series of AmeriPrime Funds, an open-end management investment company organized as an Ohio business trust on August 8, 1995. The Board of Trustees supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services.

         The Fund retains Advanced Investment Technology, Inc., 311 Park Place Blvd., Clearwater, Florida 34619 (the "Adviser") to manage the Fund's investments. The Adviser develops and uses advanced computational quantitative techniques for money management. In addition to offering tactical overlay services to private individuals and institutions, the Adviser manages private investor and institutional funds in global asset allocation and individually managed accounts (equity). Douglas W. Case, CFA, Director of Equity Portfolio Management, Susan L. Reigel, Portfolio Manager, and Dean S. Barr, Chairman and Chief Investment Officer, are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Case is the portfolio manager for the Adviser's managed U.S. equity accounts. From 1994 to 1996, he was the Director of Equity Portfolio Management of LBS Capital Management, Inc. ("LBS"). He previously worked with the Florida Retirement System, where he oversaw all internal quantitatively driven portfolios and assisted in the risk analysis of the aggregate domestic equity fund. Ms. Reigel joined LBS as a portfolio manager in early 1996 and joined AIT in late 1996. She assists in the management of all equity accounts. Ms. Reigel previously worked with the Florida Retirement System where she managed quantitatively driven portfolios. Mr. Barr founded the Adviser in 1996, is the controlling shareholder, and oversees portfolio management of all of the Adviser's programs. From 1989 to 1996, he was the Managing Director and Chief Investment Officer of LBS. He is an authority and expert in the development of artificial intelligence systems for market and security analysis. Additionally, he is the author of several technical papers on Artificial Intelligence. The Adviser is a newly formed organization and has no experience in managing investment companies; however, Mr. Case and Mr. Barr, because of their experience at LBS, have investment company management experience. The Fund is authorized to pay the Adviser a fee equal to an annual average rate of 0.70% of its average daily net assets. The Adviser pays all of the operating expenses of the Fund except brokerage, taxes, interest, fees and expenses on non-interested person trustees and extraordinary expenses. It should be noted that most investment companies pay their own operating expenses directly, while the Fund's expenses, except those specified above, are paid by the Adviser.

         The Fund retains AmeriPrime Financial Services, Inc. (the "Administrator") to manage the Fund's business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. The Administrator receives a monthly fee from the Adviser equal to an annual average rate of 0.10% of the Fund's average daily net assets up to fifty million dollars, 0.075% of the Fund's average daily net assets from fifty to one hundred million dollars and 0.050% of the Fund's average daily net assets over one hundred million dollars (subject to a minimum annual payment of $30,000). In addition, the Adviser will reimburse the
Administrator for organizational expenses advanced by the Administrator. The Fund retains American Data Services, Inc., 24 West Carver Street, Huntington, New York 11743 (the "Transfer Agent") to serve as transfer agent, dividend paying agent and shareholder service agent. The Trust retains AmeriPrime Financial Securities, Inc., 1793 Kingswood Drive, Suite 200, Southlake, Texas 76092 (the "Distributor") to act as the principal distributor of the Fund's shares. Kenneth D. Trumpfheller, officer and sole shareholder of the Administrator and the Distributor, is an officer and trustee of the Trust. The services of the Administrator, Transfer Agent and Distributor are operating expenses paid by the Adviser.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to its obligation of seeking best qualitative execution, the Adviser may give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute portfolio transactions. Investment Technology Group, Inc., a registered broker-dealer and an affiliate of the Adviser, may receive brokerage commissions from the Fund. The Adviser (not the Fund) may pay certain financial institutions (which may include banks, securities dealers and other industry professionals) a "servicing fee" for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

           INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS

         This section contains general information about various types of securities and investment techniques that the Fund may purchase or employ.

Equity Securities

         The Fund may invest in common stock, preferred stock, common stock equivalents (such as convertible preferred stock and convertible debentures) and closed-end investment companies which invest primarily in common stocks. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. The Adviser intends to invest only in convertible debentures rated A or higher by Standard & Poor's Corporation ("S&P") or by Moody's Investors Services, Inc. ("Moody's") and will limit the Fund's investment in such debentures to 10% of net assets. The Fund may hold warrants and rights issued in conjunction with common stock, but in general will sell any such warrants or rights as soon as practicable after they are received. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders.

         The Fund may invest a significant portion of its portfolio in smaller companies when the Adviser believes it to be consistent with the Fund's objective. Some characteristics of smaller companies, such as limited product diversity, a lack of managerial or financial resources, and thinly traded securities may result in increased stock price volatility.

         Equity securities include common stocks of domestic real estate investment trusts and other companies which operate as real estate corporations or which have a significant portion of their assets in real estate. The Fund will not acquire any direct ownership of real estate.

         The Fund may invest in foreign equity securities through the purchase of American Depository Receipts. American Depository Receipts are dollar-denominated receipts that are generally issued in registered form by domestic banks, and represent the deposit with the bank of a security of a foreign issuer. To the extent that the Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

Fixed Income Securities

         The Fund may invest in U.S. Treasury bills and repurchase agreements, both of which are fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall.

Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government as to payment of principal and interest and are among the highest quality government securities.

         A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a U.S. Government obligation (which may be of any maturity) and the seller agrees to repurchase the obligation at a future time at a set price, thereby determining the yield during the purchaser's holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller's obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value. However, the Fund intends to enter into repurchase agreements only with Star Bank, N.A. (the Fund's Custodian), other banks with assets of $1 billion or more and registered securities dealers determined by the Adviser (subject to review by the Board of Trustees) to be creditworthy. The Adviser monitors the creditworthiness of the banks and securities dealers with which the Fund engages in repurchase transactions.

Options Transactions

         The Fund may write (sell) covered call options on common stocks in the Fund's portfolio. A covered call option on a security is an agreement to sell a particular portfolio security if the option is exercised at a specified price, or before a set date. The Fund profits from the sale of the option, but gives up the opportunity to profit from any increase in the price of the stock above the option price, and may incur a loss if the stock price falls. Risks associated with writing covered call options include the possible inability to effect closing transactions at favorable prices and an appreciation limit on the securities set aside for settlement. The Fund may also purchase call options. The Fund will only engage in exchange-traded options transactions.

General

         The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to obtain an equal amount of the security being sold, at no additional cost, and the Fund's investment does not exceed 5% of its net assets. See "Additional Information About Fund Investments and Risk Considerations" in the Statement of Additional Information.

                               GENERAL INFORMATION

         Fundamental Policies. The investment limitations set forth in the Statement of Additional Information as fundamental policies may not be changed without the affirmative vote of the majority of the outstanding shares of the Fund. The investment objective of the Fund may be changed without the affirmative vote of a majority of the outstanding shares of the Fund. Any such change may result in the Fund having an investment objective different from the objective which the shareholders considered appropriate at the time of investment in the Fund.

         Portfolio Turnover. The Fund does not intend to purchase or sell securities for short term trading purposes. The Fund will, however, sell any portfolio security (without regard to the length of time it has been held) when the Adviser believes that market conditions, creditworthiness factors or general economic conditions warrant such action. It is anticipated that the Fund will have a portfolio turnover rate of less than 200%. The brokerage commissions incurred by the Fund will generally be higher than those incurred by a fund with a lower portfolio turnover rate. The Fund does not anticipate any adverse tax consequences as a result of its portfolio turnover rate, although substantial net capital gains could be realized, and any distributions derived from such gains may be ordinary income for federal tax purposes.

         Shareholder Rights. Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of the Fund have equal voting rights and liquidation rights. As of October 20, 1997, U.S. Trust Company of Florida, as Trustee of the Killian Charitable Remainder Unitrust, owns a majority of the outstanding shares of the Fund. Raymond Killian, as a beneficiary of the Unitrust, may be deemed to control the Fund.

                             PERFORMANCE INFORMATION

         The Fund may periodically advertise "average annual total return." The "average annual total return" of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial amount invested at the beginning of a stated period to the ending redeemable value of the investment. The calculation of "average annual total return" assumes the reinvestment of all dividends and distributions.

         The Fund may also periodically advertise its total return over various periods in addition to the value of a $10,000 investment (made on the date of the initial public offering of the Fund's shares) as of the end of a specified period. The "total return" for the Fund refers to the percentage change in the value of an account between the beginning and end of the stated period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions.

          The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Fortune or Barron's). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index, the Dow Jones Industrial Average or the Russell 3000 Index.

         The advertised performance data of the Fund is based on historical performance and is not intended to indicate future performance. Rates of total return quoted by the Fund may be higher or lower than past quotations, and there can be no assurance that any rate of total return will be maintained. The principal value of an investment in the Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.

Investment Adviser                           Administrator
Advanced Investment Technology, Inc.         AmeriPrime Financial Services, Inc.
311 Park Place Blvd., Suite 250              1793 Kingswood Drive, Suite 200
Clearwater Florida  34619                    Southlake, Texas  76092

Custodian                                    Distributor
Star Bank, N.A.                              AmeriPrime Financial SecuritiesInc.
P.O. Box 641083                              1793 Kingswood Drive, Suite 200
Cincinnati, Ohio  45264                      Southlake, Texas  76092

Transfer Agent (all purchase and             Auditors
redemption requests)                         McCurdy & Associates CPA's, Inc.
American Data Services, Inc.                 27955 Clemens Road
24 West Carver Street                        Westlake, Ohio 44145
Huntington, New York  11743

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offering contained in this Prospectus, and if given or made, such information or representations must not be relied upon as being authorized by the Fund. This Prospectus does not constitute an offer by the Fund to sell its shares in any state to any person to whom it is unlawful to make such offer in such state.

                                                     TABLE OF CONTENTS     PAGE

SUMMARY OF FUND EXPENSES....................................................  2

         Shareholder Transaction Expenses...................................  2
         Annual Fund Operating Expenses.....................................  2

FINANCIAL HIGHLIGHTS........................................................  3

THE FUND .....................................................................3

INVESTMENT OBJECTIVE AND STRATEGIES.......................................... 3

HOW TO INVEST IN THE FUND.................................................... 4

         Initial Purchase...................................................  4

                  By Mail  .................................................. 4
                  By Wire  .................................................. 4

         Additional Investments.............................................  5
         Tax Sheltered Retirement Plans...................................... 5
         Other Purchase Information.........................................  5

HOW TO REDEEM SHARES......................................................... 5

         By Mail  ........................................................... 6
         By Telephone.......................................................  6
         Additional Information.............................................  6

SHARE PRICE CALCULATION.....................................................  7

DIVIDENDS AND DISTRIBUTIONS...................................................7

TAXES    .................................................................... 8

OPERATION OF THE FUND.......................................................  8

INVESTMENT POLICIES AND TECHNIQUES AND RISK CONSIDERATIONS.................. 10

         Equity Securities.................................................. 10
         Fixed Income Securities............................................ 10
         Options Transactions............................................... 11
         General  ...........................................................11

GENERAL INFORMATION..........................................................11

         Fundamental Policies................................................11
         Portfolio Turnover..................................................11
         Shareholder Rights..................................................12

PERFORMANCE INFORMATION..................................................... 12



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